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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

July 15, 2002

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Special Equity Fund for the quarter and six months ended June 30, 2002. The next asset value on that date was $30.78 per share. In addition, a semi-annual dividend of $0.60 per share was declared for shareholders of record on June 20, 2002 and was paid on June 21, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Special Equity Fund had a total return of 5.8%, which compared to the NAREIT Equity REIT Index's* total return of 5.0%. For the six months, the Fund had a total return of 17.9%, compared to NAREIT's return of 13.7%.

    In what has been characterized by the press as a 'grim' quarter for the financial markets (the S&P 500 Index declined 13.4%), REITs extended their winning streak, now to nearly two-and-a-half years, outperforming most asset classes during this period by an extraordinary margin. Despite the continued mild deterioration in real estate fundamentals, REIT share valuations expanded moderately in the quarter. In our opinion, this is the result of the market's anticipation of a recovery that will begin to take place, property type-by-property type, as an economic expansion begins to unfold. Based on performance in both the second quarter and the first half of the year, it appears that the market expects the Regional Mall (+25.0% in the first half of 2002), Hotel (+22.7%), and Industrial (+20.8%) sectors to be the first to recover.

    The Fund has performed well through mid-year, due to a combination of property sector and stock selection, as well as more aggressive trading -- taking advantage of pricing discrepancies among securities according to the Fund's valuation/portfolio construction model. Specifically, the Fund's performance has benefited from its high weighting in the Regional Mall sector -- one of the best performing property sectors through mid-year -- and its low weighting in the Apartment sector -- the worst performing sector.

    Regional Mall fundamentals have been bolstered by the surprising strength of the consumer, while demand in other sectors, such as office and industrial, has declined more than in past recessions -- in response to the post-bubble contraction in corporate America. Specifically, retail sales have increased 3.5% year-to-date, and store closings are down 75% from 2001. This has enabled Regional Mall occupancy and rental rates to hold up much better than occupancies in other sectors, giving malls among the best relative strength in cash flow growth rates.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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The Regional Mall sector's growth has also benefited from $6.7 billion in acquisitions through mid-year, as the sector experiences another round of consolidation.

    While the Fund has had a high weighting in the underperforming Office sector, the Fund's stock selection and trading activity has added value. One example is Brookfield Properties (+18.1%), whose stock is recovering from post-9/11 concerns about the companies' office holdings adjacent to the World Trade Center; these concerns have eased as a recovery plan for downtown Manhattan takes shape and the stability of Brookfield's cash flow has become evident. The best performing holding through mid-year was Alexander's (+35.0%), which has languished at a steep discount to net asset value for some time. However, Alexander's value is becoming more visible as its $650 million mixed-use development, and headquarters for Bloomberg LP, rises from its construction site in midtown Manhattan.

    The Apartment (+5.2%) and Office (+8.2%) sectors, although still producing positive returns, were exceptions to the powerful performance of REITs this year. Perhaps the most consistently strong sector of the economy has been single-family home construction. Low interest rates and the strong propensity of Americans to own their homes have created softness in many apartment markets. Exacerbating this has been developers' and owners' access to low-cost financing, which has helped create excess supply: multifamily construction has risen by about 10% from last year's levels, despite soft demand. Consequently, vacancy rates have risen and price competition is causing downward pressure on rental rates. While we are looking for these trends to abate, we have not yet seen any convincing sign that they are. As a result, and considering that apartment valuations are not compelling, we have remained underweighted in this sector, limiting our holdings to those companies operating in markets where the cost of home ownership is the highest, and the barriers to entry are the most formidable.

    With respect to the Office sector, we have maintained our overweighted position, despite the absence of signs that a meaningful recovery in occupancies and rents is in sight. In fact, continuing layoffs and expectations of relatively slow job growth have caused some analysts to expect no recovery in many office markets until late 2003 or even 2004. In contrast to the apartment market, however, current and prospective supply of new office space has declined dramatically: construction has declined 21% from last year's levels. Also, in contrast to the Apartment sector, most office owners are selling at above-average discounts to their net asset values and below-average multiples of cash flow. This, in our opinion, suggests that the market is already discounting continued weakness in many office markets. Further, the lead time required to bring office space out of the ground is much longer than for any other property type. As a result, we believe that improving occupancies and rents may be evident sooner than many currently envision. We expect that, well before any upturn, and as conditions begin to stabilize, the shares of office owners will respond very positively.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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    In addition to the positive market performance of REITs so far this year, the other big story has been their much-improved access to equity and debt capital. The successful initial public offering of Heritage Property Investment Trust was the first REIT IPO since 1999. In addition, the $3.9 billion of common equity capital raised in the first half of the year places the industry in line to raise the most equity capital in several years, albeit well below the $14.6 billion raised in 1998 and the record $26.3 billion raised in 1997. Nonetheless, the combination of equity issuance and price appreciation has expanded the equity market capitalization of REITs to a record of nearly $200 billion at mid-year. And finally, REITs have continued to take advantage of the favorable interest rate environment, raising $5.4 billion in unsecured debt in the first half of the year, up approximately 10% year over year. While much of this debt and equity capital has been used to finance property acquisitions, a great deal of it has been used to refinance existing or maturing high-cost debt. In either case, this capital was put to good use, enhancing most companies' current and long-term earnings potential.

INVESTMENT OUTLOOK

    Many have noted that in the first half of 2002 a record $2.8 billion flowed into real estate mutual funds, whose total assets of $15.4 billion at mid-year is also a record. Flows into mutual funds are considered by many to be a barometer of investor psychology and an influence over the movement of share prices. Many analysts and commentators have argued that the rise of REIT prices has had less to do with sound, or improving, fundamentals, than with the sheer power of money chasing this small group of stocks. On the contrary, we believe that the rise of REIT prices reflects an underlying trend that is much more powerful than the flow of capital into mutual funds.

    We believe that the strength of REITs is based on the market's increased confidence in their stability of cash flows, the veracity of their financial disclosure, and the sustainability and growth potential of dividends. These features, sadly, are in stark contrast to the issues that are of greatest concern to investors today with respect to much of corporate America. Nowhere is this better reflected than in the debt market for REITs. As shown in the chart below, for the first time ever, REIT unsecured debt is now trading at a yield that is lower than comparably rated industrial companies. This has nothing to do with the flow of capital into mutual funds. Rather, this is the result of the rash of downgrades in corporate America and the bankruptcy or near-bankruptcy of companies

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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                                 YIELD SPREAD
                   BBB-RATED REITS LESS BBB-RATED INDUSTRIALS

Jul-97   Jan-98   Jul-98   Jan-99   Jul-99   Jan-00   Jul-00   Jan-01   Jul-01   Jan-02   Jun-02
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  15       23       34      143       82       66       83       76       24       33      -18

Source: Merrill Lynch

that very recently had investment-grade credit ratings. In contrast, the market appears to have greater confidence in asset-based lending. This is not confined to the public market. Because the default rate on commercial mortgages continues to hover at a record-low level (less than 1%), financial institutions have continued to extend credit to real estate owners throughout the economic downturn.

    To be sure, there are several things that must happen for REITs to continue to perform well. Foremost is that the economy must indeed continue on the path toward recovery, without which real estate conditions and the outlook for earnings will worsen. It is our sense that the market has already begun to factor a stronger economy with healthy job growth into REIT valuations. In addition, discipline must be maintained with respect to development so that any new demand for space is not immediately satisfied with new supply. Related to this, of course, is that the low interest rate environment and strength of real estate credit must not encourage speculative development unwarranted by fundamentals.

    Despite the strong performance of REIT shares, we continue to view their valuations as well within fair and rational bounds. On average, REITs trade at around 10x cash flow, compared to a peak of 14x and a long-term average of 12x. Also on average, REITs are currently trading close to the net asset values of their underlying properties, a level that is consistent with the historical average. The direction of net asset value is an important factor for share prices, and the prospect of improving asset values as the real estate recovery proceeds gives us

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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further confidence in current valuations. Importantly, based on the high current dividend yield of REITs, their exceptional dividend growth potential, and the prospect of total returns from other assets, which is barely more than REIT current yields alone, we believe that REITs should continue to deliver acceptable long-term total returns.

Sincerely,

             Martin Cohen        Robert H. Steers

             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman


             Joseph M. Harvey    James S. Corl

             JOSEPH M. HARVEY    JAMES S. CORL
             Portfolio Manager   Portfolio Manager

         Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general.

    ON-LINE ACCESS is now available for shareholders of the Cohen & Steers Funds whose accounts are held directly with the transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or NASDAQ composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE
                                                    OF SHARES      (NOTE 1)
                                                    ----------   ------------
EQUITIES                                  99.56%
    APARTMENT/RESIDENTIAL                  8.17%
         AvalonBay Communities...................       31,900   $  1,489,730
         Essex Property Trust....................        1,600         87,520
         Post Properties.........................       15,400        464,464
                                                                 ------------
                                                                    2,041,714
                                                                 ------------
    DIVERSIFIED                            6.06%
        *Alexander's.............................       19,700      1,512,960
                                                                 ------------
    HEALTH CARE                            1.00%
         Ventas..................................       19,500        248,625
                                                                 ------------
    HOTEL                                  7.38%
         FelCor Lodging Trust....................       19,400        355,990
        *Host Marriott Corp. ....................       57,400        648,620
         Starwood Hotels & Resorts Worldwide.....       25,500        838,695
                                                                 ------------
                                                                    1,843,305
                                                                 ------------
    INDUSTRIAL                             2.08%
         ProLogis................................       20,000        520,000
                                                                 ------------
    OFFICE                                44.30%
         Arden Realty............................       47,600      1,354,220
         Boston Properties.......................       34,100      1,362,295
       **Brookfield Properties Corp. ............       58,200      1,199,486
         CarrAmerica Realty Corp. ...............       41,200      1,271,020
         Cousins Properties......................       20,000        495,200
         Crescent Real Estate Equities Co. ......       77,000      1,439,900
         Equity Office Properties Trust..........       51,300      1,544,130
         Mack-Cali Realty Corp. .................       17,900        629,185
         SL Green Realty Corp. ..................       16,200        577,530
         Vornado Realty Trust....................       25,800      1,191,960
                                                                 ------------
                                                                   11,064,926
                                                                 ------------
    OFFICE/INDUSTRIAL                      9.29%
         Kilroy Realty Corp. ....................       52,700      1,409,725
         Reckson Associates Realty Corp. ........       36,600        911,340
                                                                 ------------
                                                                    2,321,065
                                                                 ------------

                See accompanying notes to financial statements.
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                      NUMBER        VALUE
                                                    OF SHARES      (NOTE 1)
                                                    ----------   ------------
    SHOPPING CENTER                       21.28%
       COMMUNITY CENTER                    2.10%
         Urstadt Biddle Properties -- Class A....       46,000   $    524,400
                                                                 ------------
       REGIONAL MALL                      19.18%
         CBL & Associates Properties.............        3,900        157,950
         General Growth Properties...............       10,000        510,000
         Glimcher Realty Trust...................       33,000        610,500
         Macerich Co. ...........................       21,300        660,300
         Mills Corp. ............................       27,300        846,300
         Rouse Co. ..............................       14,400        475,200
         Simon Property Group....................       18,900        696,276
         Taubman Centers.........................       54,700        834,175
                                                                 ------------
                                                                    4,790,701
                                                                 ------------
         TOTAL SHOPPING CENTER...................                   5,315,101
                                                                 ------------
              TOTAL EQUITIES (Identified
                cost -- $22,231,105).............                  24,867,696
                                                                 ------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ----------
COMMERCIAL PAPER                            2.04%
       American Express Credit Corp., 1.89%, due
         7/01/02 (Identified cost -- $509,000)...   $  509,000        509,000
                                                                 ------------
TOTAL INVESTMENTS (Identified cost --
  $22,740,105) .........................  101.60%                  25,376,696
LIABILITIES IN EXCESS OF OTHER ASSETS ...  (1.60)%                   (399,071)
                                          ------                 ------------
NET ASSETS (Equivalent to $30.78 per share based
  on 811,570 shares of capital stock
  outstanding) .........................  100.00%                $ 24,977,625
                                          ------                 ------------
                                          ------                 ------------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2002 was $1,821,654 based on an exchange rate of 1 Canadian dollar to 0.65846 U.S. dollars.

                See accompanying notes to financial statements.
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                                       7
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $22,740,105) (Note 1)........................  $25,376,696
    Cash....................................................          496
    Receivable for investment securities sold...............    1,710,872
    Dividends receivable....................................      167,032
    Receivable from investment adviser......................        8,585
    Receivable for fund shares sold.........................        5,000
    Unamortized organization costs and other assets
       (Note 1).............................................          123
                                                              -----------
         Total Assets.......................................   27,268,804
                                                              -----------
LIABILITIES:
    Payable for investment securities purchased.............    2,207,174
    Payable to investment adviser...........................       17,828
    Payable to administrator................................        2,886
    Payable for fund shares redeemed........................        1,910
    Other liabilities.......................................       61,381
                                                              -----------
         Total Liabilities..................................    2,291,179
                                                              -----------
NET ASSETS applicable to 811,570 shares of $0.001 par value
  common stock outstanding (Note 5).........................  $24,977,625
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE:
    ($24,977,625 [div] 811,570 shares outstanding)..........  $     30.78
                                                              -----------
                                                              -----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................   48,666,615
    Distributions in excess of net investment income........      (31,804)
    Accumulated net realized loss on investments............  (26,293,777)
    Net unrealized appreciation on investments..............    2,636,591
                                                              -----------
                                                              $24,977,625
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                                       8
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $1,538 of foreign withholding
       tax).................................................  $  605,711
    Interest income.........................................       5,339
                                                              ----------
         Total Income.......................................     611,050
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................      98,547
    Professional fees.......................................      36,898
    Reports to shareholders.................................      22,348
    Directors' fees and expenses (Note 2)...................      18,462
    Administration and transfer agent fees (Note 2).........      14,833
    Registration and filing fees............................      12,576
    Custodian fees and expenses.............................      10,670
    Amortization of organization expenses (Note 1)..........       7,736
    Line of credit fees and expenses (Note 6)...............       1,502
    Miscellaneous...........................................       8,712
                                                              ----------
         Total Expenses.....................................     232,284
                                                              ----------
    Reduction of Expenses (Note 2)..........................     (68,040)
                                                              ----------
         Net Expenses.......................................     164,244
                                                              ----------
Net Investment Income.......................................     446,806
                                                              ----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   2,482,662
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................     655,454
                                                              ----------
         Net realized and unrealized gain on investments....   3,138,116
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $3,584,922
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED        FOR THE
                                                    JUNE 30, 2002        YEAR ENDED
                                                     (UNAUDITED)      DECEMBER 31, 2001
                                                   ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...................    $   446,806         $   974,937
         Net realized gain/(loss) on
            investments..........................      2,482,662            (213,810)
         Net change in unrealized
            appreciation/(depreciation) on
            investments..........................        655,454             524,951
                                                     -----------         -----------
              Net increase in net assets
                resulting from operations........      3,584,922           1,286,078
                                                     -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income...................       (478,610)           (453,593)
         Tax return of capital...................             --            (541,959)
                                                     -----------         -----------
              Total dividends and distributions
                to shareholders..................       (478,610)           (995,552)
                                                     -----------         -----------
    Capital Stock Transactions (Note 5):
         Increase/(decrease) in net assets from
            Fund share transactions..............      1,661,823         (13,544,186)
                                                     -----------         -----------
              Total increase/(decrease) in net
                assets...........................      4,768,135         (13,253,660)
Net Assets:
         Beginning of period.....................     20,209,490          33,463,150
                                                     -----------         -----------
         End of period...........................    $24,977,625         $20,209,490
                                                     -----------         -----------
                                                     -----------         -----------

                See accompanying notes to financial statements.
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
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                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                                                   FOR THE
                                                                                                                   PERIOD
                                            FOR THE SIX                                                         MAY 8, 1997*
                                           MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                           JUNE 30, 2002   --------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:            (UNAUDITED)       2001         2000         1999         1998           1997
--------------------------------           -------------   ----------   ----------   ----------   -----------   -------------
Net asset value, beginning of period.....     $26.63         $26.60       $26.76       $20.88       $32.25         $25.00
                                              ------         ------       ------       ------       ------         ------
Income from investment operations:
   Net investment income.................       0.56           1.01         1.02         0.12         0.53           0.31
   Net realized and unrealized
     gain/(loss) on investments..........       4.19           0.17        (0.16)        5.87       (11.39)          9.92
                                              ------         ------       ------       ------       ------         ------
       Total from investment
         operations......................       4.75           1.18         0.86         5.99       (10.86)         10.23
                                              ------         ------       ------       ------       ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income.................      (0.60)         (0.52)       (1.02)       (0.07)       (0.34)         (0.27)
   Net realized gain on investments......         --             --           --           --           --          (2.59)
   Tax return of capital.................         --          (0.63)          --        (0.04)       (0.17)         (0.12)
                                              ------         ------       ------       ------       ------         ------
       Total dividends and distributions
         to shareholders.................      (0.60)         (1.15)       (1.02)       (0.11)       (0.51)         (2.98)
                                              ------         ------       ------       ------       ------         ------
Net increase/(decrease) in net assets....       4.15           0.03        (0.16)        5.88       (11.37)          7.25
                                              ------         ------       ------       ------       ------         ------
Net asset value, end of period...........     $30.78         $26.63       $26.60       $26.76       $20.88         $32.25
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
-------------------------------------------------------------------------------------------------------------------------
Total investment return..................      17.86%(1)       4.39%        3.38%       28.76%     - 33.83%         41.68%(1)
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------
Net assets, end of period
 (in millions)...........................     $ 25.0         $ 20.2       $ 33.5       $ 43.0       $ 55.2         $135.9
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
Ratio of expenses to average daily net
 assets (before expense reduction).......       2.12%(2)       1.83%        2.40%        2.21%        1.31%          1.35%(2)
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
Ratio of expenses to average daily net
 assets (net of expense reduction).......       1.50%(2)       1.83%        2.37%        1.96%        1.28%          1.35%(2)
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
Ratio of net investment income to average
 daily net assets (before expense
 reduction)..............................       3.46%(2)       3.17%        3.67%        0.26%        1.68%          1.73%(2)
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
Ratio of net investment income to average
 daily net assets (net of expense
 reduction)..............................       4.08%(2)       3.17%        3.70%        0.51%        1.71%          1.73%(2)
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------
Portfolio turnover rate..................      95.93%(1)     107.68%       58.99%      115.43%      112.32%         96.68%(1)
                                              ------         ------       ------       ------       ------         ------
                                              ------         ------       ------       ------       ------         ------

-------------------
 * Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and ask prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

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

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 2002, the Fund amortized $7,736 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $98,547 in advisory fees.

    The Investment Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the Fund's average net assets until December 31, 2002. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. After December 31, 2002, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund. For the six months ended June 30, 2002, the Investment Adviser waived investment advisory fees of $68,040.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a monthly fee in an amount equal

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                                       13
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

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

to 1/12th of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Fund paid the Adviser $2,190 in fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services as directors and/or officers of the Fund. For the six months ended June 30, 2002, fees and related expenses accrued for non-affiliated directors totaled $18,462.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2002 totaled $23,760,903 and $20,747,664, respectively.

NOTE 4. INCOME TAXES

    Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At June 30, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.....................................  $22,231,105
                                                     -----------
Gross unrealized appreciation......................  $ 2,741,810
Gross unrealized depreciation......................  $  (105,219)
                                                     -----------
Net unrealized appreciation........................  $ 2,636,591
                                                     -----------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

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                                       14
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

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK
    The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                       FOR THE                  FOR THE
                                  SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 2002          DECEMBER 31, 2001
                                ---------------------   -----------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
                                -------   -----------   --------   ------------
Sold..........................  103,116   $ 3,105,202    106,718   $  2,880,893
Issued as reinvestment of
  dividends...................   15,045       459,169     28,952        786,963
Redeemed......................  (65,548)   (1,902,548)  (634,657)   (17,212,042)
                                -------   -----------   --------   ------------
Net increase/decrease.........   52,613   $ 1,661,823   (498,987)  $(13,544,186)
                                -------   -----------   --------   ------------
                                -------   -----------   --------   ------------

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the six months ended June 30, 2002, the Fund did not have any loans outstanding. For the six months ended June 30, 2002, the Fund paid commitment fees of $1,502.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED JUNE 30, 2002)

                       ONE YEAR                   SINCE INCEPTION (5/8/97)
                      -----------                 ------------------------
                        13.02%                              8.69%

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                                       15
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

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

             MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN

                   COHEN & STEERS                                         COHEN & STEERS
                 EQUITY INCOME FUND                                        REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

               FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                    COHEN & STEERS                                        COHEN & STEERS
                  SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                 FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                  OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
         1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
           AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       16

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT
 George Grossman                       Boston Financial Data Services, Inc.
 Director                              Two Heritage Drive
                                       North Quincy, MA 02171
 Richard J. Norman                     (800) 437-9912
 Director
                                       LEGAL COUNSEL
 Willard H. Smith Jr.                  Simpson Thacher & Bartlett
 Director                              425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          DISTRIBUTOR
 Treasurer                             Cohen & Steers Securities, LLC
                                       757 Third Avenue
 Joseph M. Harvey                      New York, NY 10017
 Vice President
                                       NASDAQ Symbol: CSSPX
 Lawrence B. Stoller
 Assistant Secretary                   Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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                                       17
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


                                COHEN & STEERS
                              ------------------
                              SPECIAL EQUITY FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The division sign shall be expressed as................................ [div]